EXHIBIT 10.1

LICENSE AND DISTRIBUTION AGREEMENT

THIS LICENSE AND DISTRIBUTION AGREEMENT (the “Agreement”) is made and dated as of this 8th day of August, 2006 (the “Effective Date”) by and among BIOLASE Technology, Inc., a Delaware corporation (the “Company”) and Henry Schein, Inc., a Delaware corporation (the “Distributor”) with reference to the following facts:

A.     The Company is engaged in the business of manufacturing, distributing, marketing, and selling various dental laser systems including, without limitation, the following product lines: Waterlase MD, Waterlase YSGG, ****, LaserSmile and DioLase Plus. The term “Products” as used herein shall mean (i) Waterlase MD, Waterlase YSGG, **** , LaserSmile and DioLase Plus (the “Systems”) and any accessories and consumables therefor, (ii) any replacements, new models, updated versions, or the next generation of such Systems as well as any accessories and consumables therefor, but specifically excluding the future **** (“Replacements”), and (iii) any Future Products or **** Products which Distributor elects to have added to this Agreement as Products pursuant to Section 1.2 hereof. In addition, the **** is not yet available and shall only become part of the Products when the Company makes such systems available to Distributor.

B.     Distributor wishes to distribute and sell certain of the Products to practicing licensed dentists and to practices, clinics or governmental, quasi governmental or similar entities (including, without limitation, prisons, hospitals, schools, educational institutes and Indian reservations) consisting of one or more licensed dentists (collectively, “Customers”) located within the continental United States of America, Alaska, and Hawaii (excluding however territories and possessions of the United States of America) and Canada (collectively, the “Territory”), on the terms and conditions contained herein. In the event that Distributor elects to have **** Products as Products under this Agreement pursuant to Section 1.2 hereof, then the term “Customers” as used in this Agreement with respect to the distribution of **** Products shall be deemed to solely refer to **** Customers.

C.     Distributor also wishes to sell to Customers located within the Territory training, educational and repair services associated with the Products and extended service contracts applicable to the Products and to perform all fulfillment services related to the sale and servicing of the Products and provision of the foregoing services, including, without limitation, receipt and processing of customer purchase orders, product warehousing, customer shipping, customer installation, customer billing and collection, and customer training (all of the foregoing collectively, the “Distributor Services”), on the terms and conditions contained herein.

D.     In addition, the parties wish to allocate between themselves certain responsibilities related to the distribution of the Products and the sale of Distributor Services, including order

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fulfillment, Product installation, customer billing and collection, Product repair and servicing, training, education, and marketing, all on the terms and conditions contained herein.

E.     In respect of such allocation, the Company as an independent contractor wishes to provide to Distributor certain of the Distributor Services as set forth in Section 5 of this Agreement (collectively, the “Company Services”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 – APPOINTMENT & IMPLEMENTATION

1.1     Appointment of Distributor, Products, and Territory. The Company hereby appoints Distributor, and Distributor hereby accepts such appointment, as the exclusive distributor to Customers within the Territory for the sale of the Products; provided, however, during the period between the Effective Date and the Launch Date (as that term is hereinafter defined) the Company may sell the Products directly to Customers within the Territory. The parties may from time to time by written agreement executed by both parties include additional areas within the definition of Territory. Except as otherwise set forth herein, the Company agrees not to appoint any other person to act as its distributor of the Products to Customers within the Territory during the “Term” (as hereinafter defined) of this Agreement. Nothing in this Agreement shall limit the rights of the Company to develop, manufacture, sell, promote, market, purchase, solicit orders, distribute or enter into any other dealings with third parties with regard to (i) any products outside of the Territory, (ii) any product ( other than the “Products” as defined above) within the Territory, or (iii) any sales of any Products to any third party within the Territory (other than any sales to third parties where the end users are intended to be “Customers” (as defined above) within the Territory). Distributor agrees that it shall not directly or indirectly sell or distribute any of the Products to a Customer or destination outside of the Territory or to any other person or entity who Distributor knows, or has reason to know, intends to directly or indirectly sell the Products to an end user who is not a Customer intending to use the Products in the Territory. The Company shall be responsible for determining the timing and appropriateness of phasing in and out of new and old Products and transition issues related thereto.

1.2     Additional Products. Distributor shall have the right of first refusal to add as additional “Products” hereunder (i) any future dental products, and accessories and consumables therefor (other than Replacements), developed by the Company during the Term that are intended for sale to Customers (“Future Products”) and (ii) dental laser systems, and accessories and consumables therefor, intended for use in the **** market within the Territory provided that granting such right to Distributor would not violate any contractual obligation that the Company may have to any third party (the “**** Products”). If at any time during the Term the Company proposes to sell or have sold to Customers in the Territory any Future Products or any **** Products (for the purpose of **** Products the term “Customers” shall be deemed to be practicing licensed **** and to practices or clinics consisting of one or more licensed ****,

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herein “**** Customers”), then the Company shall give Distributor written notice of the Company’s intention to sell such Future Products to Customers in the Territory or **** Products to **** Customers and the proposed applicable list price and discounts, minimum purchase requirements and other significant terms applicable to such Future Products or **** Products. The Company shall endeavor, on a good faith basis, to have such proposed terms be as good as the terms that the Company would intend to offer to a third party; provided that the parties acknowledge the process of subsequent negotiations with third parties may ultimately result in variations, modifications and improvements to such terms. Distributor shall have an option for a period of **** days from receipt of such notice to elect by written notice to the Company to have such Future Products or **** Products, as applicable, added as Products under this Agreement. If Distributor fails to give the Company written notice as above required, then the Future Products or **** Products, as applicable, shall not be Products hereunder and the Company shall be free to offer distribution rights to the Future Products or **** Products, as applicable, to Customers within the Territory to one or more third parties and/or to distribute the Future Products to Customers or **** Products to **** Customers, as applicable within the Territory itself or through its Affiliates. The Company’s future ****, and any successor to the ****, will become a Product under this Agreement and will remain a Product so long as Distributor meets the mutually agreed upon terms and conditions for the ****, including minimum purchase requirements. Any breach of this Agreement specifically with respect to the **** will only affect Distributor’s rights with respect to the **** Product.

1.3     License Fee. Concurrently with the execution of this Agreement Distributor shall pay to the Company the sum of Five Million Dollars (US$ 5,000,000) as a license fee (“Initial License Fee”). Such Initial License Fee shall be deemed fully earned upon receipt and non refundable (except as provided in Sections 1.5 and 2.3 below).

1.4     Appointment of the Company. Distributor hereby appoints the Company, and the Company hereby accepts such appointment, as the exclusive provider to Distributor within the Territory of the Company Services. The Company may, upon terms and conditions mutually agreeable to Distributor and the Company, discontinue providing any or all of the Company Services or make whatever changes to the Company Services as the parties mutually agree are necessary, desirable or appropriate. Except as otherwise provided in Section 5 hereof, Distributor agrees not to appoint any other person to provide the Company Services to Customers on behalf of Distributor and not to itself provide the Company Services to Customers during the Term.

1.5     Licensing. Distributor acknowledges that the Company may from time to time grant to the Company’s competitors licenses to the Company’s intellectual property rights in the market for dental laser systems in which the **** is either **** or **** (the “**** Market”) with respect to the sale of products to Customers in the Territory (“Product Intellectual Property Licenses”). In the event that during the Term the Company (i) grants Product Intellectual Property Licenses to any third party (each an “Additional **** Licensee”) other than the Present **** Licensees (as hereinafter defined) and (ii) each of the following events occur: (A) the “Period

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Sales Criteria” is met where the combined sales in a Period of the Present **** Licensees and any Additional **** Licensees into the United States portion of the **** Market (“Combined Licensee Sales”) exceeds **** of the aggregate combined sales for the Period of the Company, the Present **** Licensees and any Additional **** Licensees into the United States portion of the **** Market (“Period Sales”) and (B) Distributor achieves less than **** of the Minimum Purchase Requirements (as hereinafter defined) in the Period in which the Period Sales Criteria is met, THEN (X) the Minimum Purchase Requirements for that Period shall be reduced based upon the Market Share Loss Formula (as determined below) and (Y) the Company shall refund to Distributor a portion of the Initial License Fee or the Additional License Fee, as applicable, based upon the Market Share Refund Formula (as determined below). Such amount shall be paid within **** days of the Period end date. The term “Present **** Licensees” shall be deemed to include any subsidiary, Affiliate, successor and assign of the following groups of companies: ****, ****, and **** (including, without limitation, ****, **** and ****). For purposes of determining the Period Sales Criteria, Period sales of the Company, the Present **** Licensees and any Additional **** Licensees into the United States portion of the **** Market shall be determined solely from the Company’s books and records with respect to such sales and shall be valued at estimated end-user purchase prices. The term “Affiliate” as used herein with respect to any entity, shall mean an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the entity specified (with “control” meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise). The term “Period” as used herein shall mean one of the Periods set forth in Exhibit A hereto, as applicable.

The reduction in the Minimum Purchase Requirements for a particular Period based on the “Market Share Loss Formula” shall be determined as follows: (i) ****, TIMES (ii) ****, and TIMES (iii) ****, LESS the greater of (x) ****, or (y) ****. For an example of the calculation of the Market Share Loss Formula see Exhibit A.

The refund to Distributor of a portion of the Initial License Fee or the Additional License Fee, as applicable, based upon the “Market Share Refund Formula” shall be determined as follows: (i) the **** (as defined in Exhibit A) ****, TIMES (ii) ****, LESS the greater of (x) ****, or (y) ****. For an example of the calculation of the Market Share Refund Formula see Exhibit A.

1.6     Implementation. During the period (the “Pre-Launch Period”) between the Effective Date and September 1, 2006 (the “Launch Date”) the parties will use commercially reasonable efforts to transition certain distribution functions and services to Distributor and to determine certain mutual implementation functions, as Distributor and Company may from time to time mutually agree. As a result, to the extent the Company during the Pre-Launch Period performs Distributor Services (as hereinafter defined) otherwise to be performed by Distributor pursuant to this Agreement, such services shall be performed without charge to Distributor and shall be performed on behalf of and for the credit of Distributor.

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The parties further agree in the event that (i) prior to the Effective Date the Company either (A) obtained a signed order for Products from a Customer within the Territory, or (B) provided such Customer with a valid quotation for such Products (collectively, “Quoted Customers”), AND (ii) such Products are not shipped to such Quoted Customer prior to the Launch Date, THEN upon the Launch Date such order or quotation shall be deemed to be an order or quotation of Distributor and any shipment of such Products on or after the Launch Date to such Quoted Customer shall be for the account of Distributor and shall be deemed to be a sale of Products pursuant to the terms of this Agreement. In addition and notwithstanding the provisions of Section 2.4 hereof, so long as such orders are shipped within the month of September 2006, the Company shall sell to Distributor the Products required to fulfill such orders or quotations to Quoted Customers at a Distributor Purchase Price equal to the lesser of (i) **** or (ii) ****. Following the Effective Date the Company shall provide to Distributor a list of Quoted Customers.

In the event that during the Pre-Launch Period: (i) the Company obtains a signed order, on a BIOLASE order form, for a System from a Customer within the Territory, (ii) such Customer is not a Quoted Customer, (iii) the Products to fulfill such order are shipped to such non-Quoted Customer prior to the Launch Date, and (iv) Distributor can reasonably demonstrate it assisted in obtaining such sale (such order a “Participating Order”) THEN the Company shall pay to Distributor in respect of such sale an amount equal to **** of the following: (A) ****, LESS (B) ****. Such payment to Distributor shall become due following receipt by the Company of full payment for the System by the Customer.

SECTION 2 – ORDERING, SHIPPING & PRICING

2.1     Placement of Orders. Distributor shall place orders for Products in writing to the Company. Each order shall specify the quantity of Products which Distributor wishes to purchase and the date(s) requested for delivery. The parties may deliver and exchange form or custom purchase orders, invoices, and acknowledgments. Such documents may or may not include language regarding terms and conditions other than as set forth in this Agreement. In either event, it is hereby expressly agreed that such documents shall be delivered solely for the purpose of establishing the quantity of the Product ordered, shipping destination, and timing, and for the convenience of order entry, and no terms or conditions therein contained relating to quantity, shipping destination, or timing, which are inconsistent with the terms of this Agreement shall have any effect whatsoever, and no terms or conditions contained in any such documents relating to any subject other than quantity, shipping destination, or timing, shall have any force or effect whatsoever, notwithstanding any provisions contained therein to the contrary.

2.2     Acceptance and Filling of Orders. The Company will use its commercially reasonable efforts to fill the accepted orders as promptly as practicable. In all cases, the Company will use commercially reasonable efforts to advise Distributor of any inability to make full and timely delivery of Products which Distributor has previously ordered. For all shipments of Products, Distributor shall pay all transportation charges, including freight and insurance costs from the FOB Point to its warehouse. Possession of and title to all Products ordered hereunder shall be deemed to pass to Distributor upon delivery to the common carrier at the FOB Point.

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Distributor shall thereupon assume all risk of loss or damage with respect to such Products save and except to the extent of the warranties set forth in Sections 4.1 and 4.2 hereof. For the purposes of this Agreement the “FOB Point” shall be Irvine, California unless and until the Company notifies Distributor of another FOB Point.

2.3     Minimum Purchase Requirements. At the end of the eighteen (18) month period following the Launch Date (the “First Review Period”) and at the end of the eighteen (18) month period following the First Extension Date (as hereinafter defined) (the “Second Review Period”), if applicable, the Company shall evaluate Distributor’s purchase of Products under this Agreement. If Distributor fails to satisfy the Minimum Purchase Requirements (“Minimum Purchase Requirements”) as set forth on Exhibit A hereto for either the First Review Period (subject to adjustment as provided in the following paragraph) or the Second Review Period, the Company shall have the option (the “Buy Back Option”), in its sole and absolute discretion: (i) to reduce the Term of the Agreement to a period of **** from the date which is **** after receipt by Distributor of the Company’s notice of exercise of the Buy Back Option (“Buy Back Effective Date”) and to remove the provisions of this Agreement set forth on Exhibit A (the “Excluded Terms”), (ii) to designate one or more additional distributors for sales of any or all of the Products to Customers within any part or all of the Territory and/or to distribute itself or through any of its Affiliates any or all of the Products to Customers within any part or all of the Territory, (iii) to reduce to **** the Distributor Discount on any Systems with a Distributor Discount exceeding **** and to reduce the Distributor Discount on any Products other than Systems to ****, and (iv) to cease the payment of any and all System Purchase Incentives except for any System Purchase Incentives that were earned during the applicable Review Period. Notwithstanding the foregoing, Company shall not be permitted to exercise the Buy Back Option if at the completion of either the First Review Period or the Second Review Period there exists a material uncured breach of any material provision of this Agreement on the part of the Company.

For the sole purpose of calculating the Company’s right to exercise the Buy Back Option with respect to the First Review Period only: (i) the Minimum Purchase Requirements for the months of September and October, 2006 shall be Aggregate Purchases of Systems (as defined in Exhibit A) in the amount of $**** (the “September/October Target Amount”), and (ii) notwithstanding the provisions of Exhibit A, in the event that Distributor would otherwise have failed to satisfy the Minimum Purchase Requirements for the First Review Period, then the Minimum Purchase Requirements for the First Review Period shall be reduced by an amount equal to the LESSER of (A) $****, or (B) the September/October Target Amount LESS all final invoiced shipments of Systems to Customers by Distributor and final invoiced shipments of Systems to Customers by Company solely relating to Participating Orders, all recalculated at Distributor Purchase Price, from the Effective Date through October 31, 2006. If as a result of the foregoing reduction Distributor shall still have failed to satisfy the Minimum Purchase Requirements for the First Review Period then the Company shall have the right to exercise the Buy Back Option as provided in the preceding paragraph.

In the event of exercise of the Buy Back Option, on the Buy Back Effective Date this Agreement shall become a non-exclusive distribution agreement, the Excluded Terms shall be deemed removed

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and the Agreement (as revised) shall continue in full force and effect for the remainder of the Term (as reduced above). Written notice of the Company’s intent to exercise the Buy Back Option with respect to the First Review Period or the Second Review Period must be provided to Distributor within **** after the end of that particular Review Period. In the event that the Company exercises the Buy Back Option then it shall repay to Distributor on the Buy Back Effective Date portions of the Initial License Fee or the Additional License Fee (as hereinafter defined), as follows: (i) in the event of exercise is with respect to the First Review Period then a Two Million Five Hundred Thousand Dollar (US$ 2,500,000) portion of the Initial License Fee shall be repaid to Distributor, or (ii) in the event of exercise is with respect to the Second Review Period then a Two Million Five Hundred Thousand Dollar (US$ 2,500,000) portion of the Additional License Fee shall be repaid to Distributor. There shall be no repayment to Distributor of any portion of the Initial License Fee or the Additional License Fee if the exercise of the Buy Back Option is not exercised, except as set forth in Section 1.5. The provisions of this Section 2.3 shall be the Company’s sole and exclusive remedy for the failure of Distributor to satisfy the Minimum Purchase Requirements for either the First Review Period or the Second Review Period.

2.4     Purchase Price. Distributor shall pay the Company for all Products which Distributor purchases and for all Company Services except to the extent such Company Services are expressly stated in Section 5 to be provided without charge (“Purchased Services”) at the Company’s then applicable Distributor Purchase Price for such Products and Purchased Services as set forth in Exhibit A, unless the parties mutually agree in writing otherwise or unless the Distributor Discount is reduced pursuant to Section 2.3; provided further, however, the Distributor Purchase Price for such Products and Purchased Services shall not be increased more than **** per calendar year during the Term.

2.5     Invoicing and Payments. Upon shipment of Products, the Company shall issue an invoice to Distributor in respect of such Products. Upon completion of particular Purchased Services the Company shall issue an invoice to the Distributor in respect of such Purchased Services. Distributor shall pay the Company for all such invoices net **** from the date of issuance of the invoice to Distributor or on such other terms and conditions as may be agreed to in writing from time to time by the Company and Distributor. All payments shall be in U.S. Dollars and must be made by electronic funds transfer to the Company’s account as the Company directs from time to time. If Distributor fails to pay on the date due for any Products or Purchased Services invoiced to Distributor, the Company, in its sole and absolute discretion may (i) charge Distributor a late fee of **** per annum on the past-due balance, or the highest rate then permitted by law, whichever is less; and/or terminate this Agreement pursuant to the provisions of Section 8.4.1.1 hereof.

2.6     Taxes. Prices quoted by the Company do not include sales, use, excise, customs, export, import, commodity or similar taxes. Distributor shall promptly pay all such taxes imposed by reason of the sale to it of any Products or the provision of any services to it hereunder. Distributor agrees to provide the Company on request with reasonable proof of payment by Distributor of such taxes. Distributor further agrees to provide the Company on request with a copy of any applicable tax exemption certificate or resale permit. Any personal property taxes assessable on the Products after delivery to the common carrier shall be borne by Distributor.

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2.7     System Purchase Incentives. Commencing in the Period beginning ****, Distributor shall be entitled to receive System Purchase Incentives using the applicable System Purchase Incentive Percentage determined from the table in Exhibit A. To be entitled to receive System Purchase Incentives in a Period, Aggregate Purchases of Systems (defined in Exhibit A) in the previous Period, less System Purchase Incentives earned in such Period, must have equaled or exceeded an amount that is **** greater than the Minimum Purchase Requirement for such previous Period. Such System Purchase Incentive Percentage will be determined as of the beginning of each Period commencing ****, based upon the amount of Aggregate Purchases of Systems made in the previous Period. System Purchase Incentives will be calculated on a monthly basis by multiplying the System Purchase Incentive Percentage TIMES the Aggregate Purchases of Systems, excluding the DioLasePlus Systems, for each month during the qualifying Period. All System Purchase Incentive payments shall be in U.S. Dollars and will be made by electronic funds transfer to the Distributor’s account as the Distributor directs from time to time. System Purchase Incentive payments shall be paid within **** days of the end of each month in which earned.

SECTION 3 – COMPLIANCE WITH LAWS AND RELABELING

3.1     Compliance with Laws, Regulations and Licenses. Each party (including its directors, officers, employees, agents and others acting on its behalf) represents and warrants to the other party that it is legally qualified in the Territory to perform its obligations as contemplated by this Agreement. Each party shall comply with all applicable existing and future foreign, federal, state and local laws and governmental regulations and laws or regulations (“Applicable Laws”) of any jurisdiction of applicable authority relative to each party fulfilling its obligations under this Agreement, including, without limitation, those relating to the importation of the Products, sale of the Products to Customers within the Territory, and issuance of foreign exchange in connection therewith, and shall not, directly or indirectly, make any payments in violation thereof. In addition, each party will comply with all U.S. Food and Drug Administration (“FDA”) rules, regulations and requirements relating to the sale of the Products, including, without limitation, all FDA Good Manufacturing Practices (GMP) requirements relating to the storage, handling, and distribution of the Products (Sections 820.140 and 820.160) and complaints (Section 820.198). Each party represents and warrants to the other that such party holds and will continue to hold throughout the Term all licenses, permits and approvals required by applicable law for the purchase, storage, handling, sales and distribution by such party of the Products, and further represents and warrants that it will continue to comply with the terms of all such licenses, permits and approvals. In the event any such license, permit or approval shall be revoked or suspended by any applicable governmental authority, the party subject to such revocation or suspension shall immediately notify the other party of such revocation or suspension.

3.2     Export of Products. Distributor acknowledges that any export of the Products is subject to regulation under United States law. To the extent that any exportation of the Products is permitted by the Company under this Agreement, Distributor acknowledges and agrees that it is responsible for complying with, and that, at its own expense, it will comply fully with all such

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laws and regulations. Distributor further agrees that it will comply with any reasonable instruction which may be given to it by the Company with respect to such laws and regulations. Without limiting the generality of the foregoing, Distributor agrees that Distributor shall not allow export from the United States or re-export, directly or indirectly, of any Product, any merchandise incorporating any Product, any part of any Product, any related documentation or the direct Products thereof, in violation of any laws or regulation by agencies of the U.S. Government, including the U.S. Department of Commerce, which prohibit export or diversion of products to certain countries, and will not knowingly assist or participate in any such diversions or other violation of applicable U.S. laws and regulations.

3.3     Repackaging and Relabeling. Distributor shall not repackage or relabel any Products or remove or in any manner deface any codes or markings on the Company’s packages or containers without the Company’s prior written approval. Distributor shall promptly notify the Company of any such actions undertaken by any person or entity which comes to Distributor’s attention.

SECTION 4 – WARRANTIES

4.1     Warranty of Products to Distributor. The Company warrants to Distributor that the Products which it sells to Distributor shall be free from defects in material and workmanship for a period of **** from the date of shipment from the Company’s facility (the “Warranty Period”); provided, however, (i) with respect to tips the Warranty Period shall be the shorter of (A) **** from the date of shipment from the Company’s facility, (B) **** from Distributor’s shipment to Customer, or (C) first use by Customer; (ii) with respect to handpieces the Warranty Period shall be the shorter of (A) **** from the date of shipment from the Company’s facility, or (B) **** from the date of Distributor’s shipment to Customer; and (iii) Waterlase YSGG, Waterlase MD and **** warranties, including warranties on associated trunk fibers, shall be null and void if Customer has not successfully completed the Biolase Certified Training Course within **** from the date Product is shipped to Customer (to the extent the warranty would otherwise be applicable after such date). ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE HEREBY EXPRESSLY WAIVED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In the event that Distributor returns any Products other than tips which have proven to be defective in material or workmanship within the Warranty Period, the Company may, at its sole option, repair or replace the same without cost to Distributor, or refund or credit to Distributor the purchase price of such Products. The foregoing constitutes Distributor’s sole and exclusive remedy for any defective Products. DISTRIBUTOR HEREBY WAIVES ANY OTHER CLAIM OR REMEDY, AND THE COMPANY SHALL NOT BE LIABLE FOR, ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF ANTICIPATED SALES OR PROFITS OR BENEFITS RESULTING FROM THE USE OF THE PRODUCTS OR OTHERWISE WHETHER SUCH CLAIM IS STATED IN CONTRACT, TORT, OR OTHERWISE, EVEN IF THE COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY THIRD

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PARTY’S CLAIM FOR DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES THAT IS SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.1 HEREOF. EXCEPT TO THE EXTENT OF ANY INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 9.1, IN NO EVENT SHALL THE COMPANY BE LIABLE FOR ANY REASON OR CAUSE WHATSOEVER (WHETHER BASED ON BREACH OF CONTRACT, TORT OR OTHERWISE) IN EXCESS OF THE AMOUNT PAID FOR THE PRODUCT CAUSING THE ALLEGED DAMAGE. All Products which the Distributor considers defective and subject to the foregoing warranty shall be returned to the Company’s facility from which they were shipped, transportation costs paid by Distributor. Distributor shall thereupon assume all risk of loss or damage during transit. The Company’s obligation to repair or replace any defective Products pursuant to the foregoing warranty shall not apply if (A) Distributor fails to submit an Installation Report as specified in Section 5.9 of this Agreement, (B) Distributor fails to promptly notify the Company in writing upon discovery of the defects in the Product (which notification shall be in writing and shall indicate the description of the Product and its serial number), or (C) the Company’s examination of the Products does not disclose to the Company’s satisfaction that such defects actually exist in the Products or that the Products have been (i) subjected to misuse, neglect or accident, including causes external to the Products, (ii) altered (other than by the Company) in such a manner as to affect adversely its performance, stability or reliability, (iii) subjected to environmental stress beyond design specifications, (iv) used for any purpose other than for what it was designed, (v) used with equipment, supplies or materials not meeting specifications, (vi) connected, installed, used or adjusted otherwise than in accordance with the instructions furnished by the Company, or (vii) used in connection with non-authorized accessories. All accessories used with the Products must be manufactured by or certified in writing by the Company. An essential purpose of the limited exclusive liabilities and remedies in this Agreement is allocation of risks between the Company and Distributor, which allocation of risks is reflected in the purchase price for the Products.

4.2     Warranty of Products to Customers. In addition to the warranty set forth in Section 4.1 above, the Company shall continue to provide directly to Customers the same warranties that it provides with respect to Products as of the Effective Date; provided, however, (i) such warranties shall not be for a term of longer than **** from the date of shipment from the Company’s facility; and (ii) to the extent that such warranties would otherwise be applicable to a particular period pursuant to (i), they shall be further limited as follows: (A) with respect to tips no warranty shall be provided after the shorter of **** from Distributor’s shipment to Customer or first use by Customer; (B) handpieces shall only be warranted for **** from the date of Distributor’s shipment to Customer; and (C) Waterlase YSGG, Waterlase MD and **** warranties, including warranties on associated trunk fibers, shall be null and void if Customer has not successfully completed the Biolase Certified Training Course within **** from date Product is shipped to Customer.

SECTION 5 – CUSTOMER SALES, TRAINING, MARKETING & REPAIRS

5.1     Promotion and Sale of Products. Distributor shall use commercially reasonable efforts (i) to further sales to Customers within the Territory of the Products and the Distributor Services; (ii) to implement the Marketing Plan (as hereinafter defined); (iii) to fulfill all

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Customers orders in a responsive manner in accordance with Distributor’s standard practices (contingent on the Company delivering Product to Distributor as contemplated by Section 2.2 hereof); (iv) to give satisfactory service to all of Distributor’s accounts; (v) to maintain a competent and adequately trained, skilled and motivated sales and service organization for the sale and servicing of the Products and performance of the Distributor Services; (vi) to maintain general liability insurance with a minimum limit appropriate for a company of the size of Distributor (insurance coverage must be procured from an insurance company bearing an AM Best Rating of no less than **** or a S&P Rating of no less than ****); (vii) to adhere to the general policies, procedures, terms and conditions now or hereafter adopted by the Company with respect to the Products and the Distributor Services as long as such policies, procedures, terms and conditions are reasonable and not in conflict with this terms and conditions of this Agreement; and (viii) generally to do all things reasonably necessary or proper to further and preserve the goodwill and reputation of the Company, the Products, the Distributor Services and the Distributor. Distributor shall bear all expenses relating to the foregoing obligations. Distributor agrees to notify the Company immediately of any litigation or threatened litigation involving the Products or the Company Services.

5.2     Sales Forecast; Marketing Plan and Reports. Commencing with the 2007 calendar year, Distributor and the Company shall jointly prepare an annual written sales forecast and marketing plan (the “Marketing Plan”) for each calendar year during the Term by no later than **** prior to commencement of such calendar year (unless such date is extended by mutual agreement of the parties). The Marketing Plan shall be comprehensive and shall include, but not be limited to, the following: planned promotions and monthly clinical training course schedule, convention attendance schedule, “guru” development, detail of press releases, and personnel at universities and teaching institutions working in conjunction with the Distributor to develop dental practitioner end-users, clinicians, dental schools within universities, and dental industry channels of distribution and trade in the Territory. The Distributor will report progress against the Marketing Plan within **** following the end of each calendar quarter. In addition, Distributor shall furnish to the Company other records and reports as may be reasonably requested by the Company from time to time including, but not limited to, sales and financial reports, schedules of inventory of Products on hand and reports of trends and competitive activities of the Company’s industry within the Territory. The schedule for the provision of such records and reports shall be as mutually agreed to by the parties.

5.3     Inventory Status Reports. Distributor will submit to the Company within **** following the end of each calendar quarter a report of its inventory of Products.

5.4     Fulfillment. Except as otherwise expressly set forth in this Section 5, the Distributor will be solely responsible for all fulfillment services related to the sale and servicing of the Products and comprising Distributor Services, including, without limitation, receipt and processing of customer purchase orders, product warehousing, customer shipping, customer installation, customer billing and collection, and customer training.

5.5     Marketing Support. The Company will, without charge to Distributor, furnish the Distributor with available artwork and digital images on CD-ROM of the Products to assist the

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Distributor with its marketing activities. The Company will, without charge to Distributor, continue to invest in marketing of the Products at levels necessary to maintain the level of market visibility of such Products existing as of the Effective Date; for example, the Company will place ads in journals in similar amounts and will obtain booth spaces at dental exhibitions of similar size to prior exhibitions except to the extent that other activities of the Company replace such activities and maintain the required level of market visibility.

5.6     Distributor Training. At least **** times a year (and more often if mutually agreed by Distributor and the Company), Distributor shall cause a majority of the Distributor Sales Specialists and the Distributor Field Service Engineers (as those terms are hereinafter defined) to complete the Company’s products seminars and training courses for training on the Products (including, but not limited to, webinars, online training); provided, however, only Distributor Field Service Engineers who physically touch or service the Products shall be subject to the foregoing requirement. The Company and Distributor shall mutually agree upon the content (including agenda and makeup) of all such seminars and training courses. Any seminars and training courses requiring the physical presence of the attendee at a central location shall be held at a location as the Company and Distributor mutually determine. Distributor will bear all transportation, lodging and meal costs of their personnel during such training. The Company will furnish course instruction and materials at no charge to Distributor. Distributor acknowledges that the attendance of its personnel at such training is a required condition of the Distributor’s sales of the Products.

5.7     Sales Specialists. During the Term the Company will maintain at least twenty five (25) sales specialists (the “Company Sales Specialists”) and Distributor will maintain at least seven hundred fifty (750) sales specialists (the “Distributor Sales Specialists”). The Company Sales Specialists will be dedicated to the sale of Products pursuant to the terms of this Agreement. The Distributor Sales Specialists will be involved in the sale of all products sold by Distributor; provided, however, the Distributor Sales Specialists shall devote sufficient time and energy to the sale of the Products to effect as many sales of Products as possible (it being intended that the Minimum Purchase Requirements are merely a minimum) and the other purposes of this Agreement. The Distributor will cause the Distributor Sales Specialists to provide qualified sales leads with respect to potential Systems sales to the Company Sales Specialists and will cause the Distributor Sales Specialists (with the assistance of the Company Sales Specialists pursuant to the next sentence) to follow up such sales leads. The Company will cause the Company Sales Specialists, without charge to Distributor, to assist the Distributor in following up such sales leads with prospective customers and the Company Sales Specialists shall endeavor to effect sales of Systems (and related Products, training and servicing) to such Customers on such terms and conditions as the Distributor shall from time to time approve in writing (the “Sales Guidelines”). All such sales shall be for and on behalf of the Distributor and the Distributor shall for all purposes be the contracting party with the Customer.

5.8     Service Engineers. During the Term the Company will maintain at least twenty (20) field service engineers (the “Company Field Service Engineers”) and Distributor will maintain at least seventy (70) field service engineers (the “Distributor Field Service Engineers”). The Company Field Service Engineers will be primarily dedicated to the service of the Products pursuant to the terms of this Agreement. The Distributor Field Service Engineers will be involved

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in the service of all products sold by Distributor; provided, however, the Distributor Field Service Engineers shall devote sufficient time and energy to the service of the Products to accomplish the purposes of this Agreement. The Distributor Field Service Engineers and the Company Field Service Engineers will perform field services with respect to the service of Products as the parties may from time to time agree in writing as part of the Distributor Services; provided, however, it is the intent of the parties that the Distributor Field Service Engineers shall perform installations, buttonology (providing basic instruction to Customers in the use and maintenance of the Products), scheduled preventative maintenance, hand piece and fiber replacement, checking or adding coolant water and minor field repairs and the Company Field Service Engineers shall only be responsible for advanced field service (including but not limited to major field repairs). The parties expect to adjust the responsibilities of the Company Field Service Engineers and the Distributor Field Service Engineers over time as the Distributor gains expertise in service capabilities and the Company’s service requirements are therefor reduced and the parties will develop over time mutually agreeable guidelines for the performance of services with respect to the Products (the “Service Guidelines”). Once established, each party will perform in accordance with such Service Guidelines. During the Term the Company will be the exclusive provider of all major field repair services to be provided to Distributor’s Customers with respect to the Products. To the extent that the services performed by the Distributor Field Service Engineers correct Product defects which otherwise are subject to the warranties set forth in Sections 4.1 and 4.2 hereof or which otherwise are subject to extended Biolase service contracts sold to Customers (“Warranty/Contract Defects”), such services shall be performed on behalf of the Company and shall be without charge to the Company. Except for services provided by the Company Field Service Engineers to correct Warranty/Contract Defects or as expressly set forth in this Section 5.8, all services performed by the Distributor Field Service Engineers and the Company Field Service Engineers pursuant to this Section 5.8 shall be for and on behalf of the Distributor and the Distributor shall for all purposes be the contracting party with the Customer. Except for services provided by the Company Field Service Engineers to correct Warranty/Contract Defects, Distributor shall compensate the Company for all other services provided by the Company pursuant to this Section 5.8 as set forth in Sections 2.4 and 2.5 and Exhibit A hereof.

5.9     Installation Reports. Distributor will submit to the Company on the date of the installation of each System a completed installation report on each Customer with the Customer’s name, address, phone / fax numbers and e-mail address. Failure to make a timely installation report may void the Product warranty. Installation reports shall be in writing and faxed to BIOLASE Technology, Inc. ATTN: Service Department/International Sales Division at fax number ****.

5.10     Off-Site Repairs. During the Term the Company and Distributor will be the exclusive providers of off-site repairs to the Products, whether or not such repairs are with respect to Warranty/Contract Defects. Off-site repairs will be conducted in accordance with the Service Guidelines. The Company will establish one or more centralized facilities designated for such purpose and the Distributor will facilitate shipment of Products requiring repair to such facilities. The Distributor will obtain from the Company a return authorization number prior to shipment and will ensure that such shipment is prepaid. The Company shall have the right to perform such repairs using refurbished components and refurbished Products. Except for repairs with respect to Warranty/Contract Defects, all repair services performed by the Company pursuant to this Section 5.10

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall be for and on behalf of the Distributor as part of the Distributor Services and the Distributor shall for all purposes be the contracting party with the Customer. Except for repairs with respect to Warranty/Contract Defects, Distributor shall compensate the Company for all repair services provided by the Company pursuant to this Section 5.10 as set forth in Sections 2.4 and 2.5 and Exhibit A hereof.

5.11     Customer Training. During the Term the Company and Distributor will be the exclusive providers of any and all training services to be provided to Distributor’s Customers with respect to the Products as part of the Distributor Services; provided, however, the Company may have third parties provide such services provided that Distributor consents thereto. In the event that Distributor objects to any such third party, Distributor shall meet and confer regarding such objection. The Company will determine the curriculae for all Customer training programs. The Company shall provide to each Customer, at no charge, a one half ( 1/2) day in-office training session following each purchase of a System; provided, however, it is the intent of the parties that over time Distributor shall learn how to provide such training and responsibility to provide such training shall thereupon be transferred to Distributor. In addition, the Distributor shall schedule any additional basic or advanced customer training with an approved Company training course to the extent the Company in its sole and absolute discretion determines to offer such training. Distributor shall use reasonable efforts to require all Customers purchasing a Waterlase YSGG, Waterlase MD or **** to also purchase simultaneously a Certification Training Course, and Distributor shall use reasonable efforts to require that said Customers successfully complete the Certification Training Course no later than **** from the date of System purchase. Set forth on Exhibit A is a list of the various customer training courses offered by the Company and the applicable pricing thereof, as of the Effective Date. All training services provided by the Company pursuant to this Section 5.11 shall be for and on behalf of the Distributor and Distributor shall for all purposes be the contracting party with the Customer. The foregoing in-office training sessions shall be provided by the Company without additional compensation and Distributor shall compensate the Company as set forth in Sections 2.4 and 2.5 hereof.

5.12     WCLI Reimbursement. During the Term Distributor shall reimburse the Company or The World Clinical Laser Institute (“WCLI”) for **** of all WCLI expenditures, whether incurred by the Company or WCLI directly, net of tuition payments received from enrollees, related to WCLI activities; provided, however, the amount of such reimbursement shall not exceed the sum of **** (US$ ****) per year. WCLI expenditures by the Company shall include a reasonable allocation of payroll costs for Company personnel directly involved in such activities. In the event that the parties mutually agree that the World Clinical Laser Institute activities are successful then they shall in good faith negotiate an increase in the maximum amount of such reimbursement. During the Term the Company shall from time to time (but no more often than **** per month) provide Distributor with invoices of such reimbursable amounts and Distributor shall pay the Company for all such invoices net **** from the date of issuance of the invoice to Distributor.

5.13     Distributor Marketing Events and Materials. Distributor annually sponsors a number of marketing events with respect to the various products that it distributes. In

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

conjunction with such events, Distributor will sponsor at its sole cost and expense no less than seventy five (75) marketing events per year that focus on Waterlase dentistry and the Products. Such events shall be set forth in the Marketing Plan. Distributor shall also attend all marketing events of the Company. Distributor also produces marketing materials and publications which contain third party advertising (such as with respect to trade events, seminars, marketing brochures, and catalogs). During the Term the Company shall have the right to place advertising in such materials and publications for **** of the rate customarily charged by Distributor for such advertising.

5.14     Confidential Information and Customer Data. During the term of this Agreement, each party may supply the other with trade secrets, confidential information, customer lists and data, sales, cost and other financial information, product and business plans and ideas, revenues, relationships, projections, and marketing data, or information regarding the contents or methods of manufacture or distribution of the Products not generally available to the public (“Confidential Information”). Each party shall limit its use of the other party’s Confidential Information to what is necessary to market the Products within the Territory and to provide the services contemplated by this Agreement and each party shall abide by any restrictions imposed by the other party on the use of such Confidential Information. Notwithstanding the foregoing, all customer data and information derived from the Distributor Services that are shared between Distributor and the Company shall be deemed jointly owned by the parties hereto (“Joint Data”). Each party shall generate and deliver to the other party monthly reports containing all such Joint Data in either paper form or as electronic data files, as mutually determined from time to time. Such monthly reports shall summarize the customer orders processed during such month and shall include: the Product serial numbers, quantities sold, the sales price for each Product sold, shipping charges, the sales collections collected during such month, the payments due to the Company pursuant to the provisions of this Section 5 and such other data as the parties reasonably request, including without limitation, data that can be used to analyze demand and sales trends. Each party agrees that it will not divulge the other party’s Confidential Information or any Joint Data to any third party without the other party’s prior written consent; provided, however, each party may provide Confidential Information and Joint Data to such party’s employees, Affiliates, subsidiaries, consultants and agents who: (a) have a substantive need to know such Confidential Information and Joint Data in connection with the performance of this Agreement or the performance of a party’s own business purposes; (b) have been advised of the confidential and proprietary nature of such Confidential Information and Joint Data; and (c) are bound by confidentiality obligations with respect to such Confidential Information and Joint Data no less strict than are imposed on each party pursuant to this Agreement (the “Advisor Exception”). Each party further agrees that upon termination of this Agreement for any reason, such party will return the other party’s Confidential Information, including any copies thereof but excluding any Joint Data, to the other party. After termination of this Agreement, each party (i) will not utilize or divulge the other party’s Confidential Information in any way and (ii) may continue to utilize Joint Data for its own business purposes but will not divulge any Joint Data to any third party without the other party’s prior written consent (other than pursuant to the Advisor Exception). Each party’s obligations under this Section 5.14 shall continue beyond the termination of this Agreement. Each party acknowledges that any breach or threatened breach of any provision of this Section 5.14 will cause the other party irreparable injury and damage and that, in addition to any other rights or remedies available to such party at law or in equity, such

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

party may proceed against the breaching party for temporary, preliminary and/or permanent injunctive relief through appropriate proceedings.

5.15     Returns. All sales of Products are final upon shipment by the Company. The Company shall not be obligated to accept from Distributor any Products returned, or to give Distributor any exchange or credit therefor except to the extent required pursuant to Section 4.1 hereof. However, the Company shall work with Distributor on a commercially reasonable efforts basis to identify a new Customer to purchase any Products returned to Distributor by its Customers. Distributor shall pay for any shipping and handling costs associated with such returns, including the transit costs of shipping the Products back to the Company for testing and quality assurance certification for the purpose of establishing the Product as ready for resale as a “refurbished” unit. Distributor shall pay the following fees to the Company for any such refurbishment: (i) if the refurbishment occurs within **** of the sale by Distributor to its original Customer then there shall be no refurbishment fee, (ii) if the refurbishment occurs in the period between **** and **** of the sale by Distributor to its original Customer then there shall be refurbishment fee equal to the Company’s cost of refurbishment less a discount to be mutually agreed from time to time between the Company and Distributor, and (iii) if the refurbishment occurs in the period **** of the sale by Distributor to its original Customer then there shall be refurbishment fee as mutually agreed to by the Company and Distributor. The Company shall only have an obligation to perform refurbishment services if the Company and Distributor can mutually agree on refurbishment fees and discounts as above provided.

5.16     Performance of Company Services. Except to the extent otherwise expressly set forth in this Section 5, all of the Company Services shall be performed on behalf of and for the credit of Distributor. The Company shall only have an obligation to provide such Company Services during normal business hours on a commercially reasonable basis, in accordance with Applicable Laws and applicable industry standards and as required pursuant to the terms of this Agreement (including, without limitation, pursuant to any applicable Sales Guidelines). The Company shall not have any liability or responsibility for the failure to effect any sale of Products or Distributor Services to a prospective Customer or to determine the creditworthiness or to otherwise investigate any Customer purchasing the Products or the Distributor Services from Distributor or to collect any accounts arising from such purchases. All credit risk related to the sales of Products or Distributor Services to such Customers shall be the sole risk and responsibility of Distributor. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY (EXCEPT TO THE EXTENT OF THE COMPANY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 9.1 HEREOF), IN NO EVENT SHALL THE COMPANY’S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO A FAILURE TO PROVIDE COMPANY SERVICES AS ABOVE REQUIRED, WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER THEORY OF LIABILITY, EXCEED AMOUNTS ACTUALLY PAID BY AND DUE FROM DISTRIBUTOR FOR THE COMPANY SERVICES DURING THE ONE (1) YEAR PERIOD IMMEDIATELY PRECEDING THE DATE THE CAUSE OF ACTION AROSE.

5.17     No Agency or Employment Relationship. Each party is and at all times shall be an independent contractor in all matters relating to this Agreement and shall be considered as

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

independent contractors under any and all laws of any jurisdiction whatsoever. Each party and their officers, directors, employees, representatives and agents are not and shall not be deemed an employee, agent, partner, or joint venturer of the other party for any purpose whatsoever. Distributor is not authorized by the Company to incur obligations in the name of or on behalf of the Company, or to make any promise, warranty or representation with respect to the Products or the Company Services, and shall not hold itself out as being so authorized. Except to the extent expressly set forth in this Section 5, the Company is not authorized by Distributor to incur obligations in the name of or on behalf of Distributor, or to make any promise, warranty or representation with respect to the Products or the Distributor Services (other than Warranty or Extended Service Contracts), and shall not hold itself out as being so authorized. Subject to the terms as stated in this Section 5.17 and the provisions of Section 7, Distributor may state Distributor is an authorized distributor of the Company during the Term hereof.

5.18     Employees and Agents of the Parties. All of the Distributor Services shall be performed by employees of Distributor; provided, however, Distributor may retain independent contractors to perform the Distributor Services with the Company’s prior consent, such consent not to be unreasonably withheld (such employees and approved independent contractors collectively, “Distributor Personnel”). Any contracts made by Distributor with Distributor Personnel shall provide that they are employees or agents of Distributor, and the Company shall have no obligation with respect to their employment or agency. Any contracts made by the Company with its employees and its independent contractors (collectively, “Company Personnel”) shall provide that they are employees, agents or sub contractors of the Company, and Distributor shall have no obligation with respect to their employment, agency or sub contract. Distributor shall be solely responsible for all compensation, benefits, taxes and withholdings payable with respect to Distributor Personnel and shall be solely responsible to comply with all laws of any jurisdiction whatsoever with respect to Distributor Personnel, whether existing or future, including, without limitation, social security laws, workman’s compensation laws, unemployment insurance laws, withholding tax laws and any other laws regarding the payment and reporting of any taxes and/or contributions, the payment of compensation, or the provision of employee benefits. The Company shall be solely responsible for all compensation, benefits, taxes and withholdings payable with respect to Company Personnel and shall be solely responsible to comply with all laws of any jurisdiction whatsoever with respect to Company Personnel, whether existing or future, including, without limitation, social security laws, workman’s compensation laws, unemployment insurance laws, withholding tax laws and any other laws regarding the payment and reporting of any taxes and/or contributions, the payment of compensation, or the provision of employee benefits.

5.19     Company Insurance. In respect of the sale of the Products under this Agreement, the Company currently has, and shall use commercially reasonable efforts to maintain, general liability insurance, including product liability, contractual liability insurance and advertising injury coverage, with a minimum combined single limit of liability in the amount of $**** per occurrence and in the general aggregate and naming Distributor as an additional insured or such other amounts as may be reasonably required by Distributor from time to time. Insurance coverage must be procured from an insurance company bearing an AM Best Rating of no less than **** or a S&P Rating of no less than ****.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.20     Marketing & Research Investment/System Placement. The parties acknowledge and agree that from time to time it may be in the parties’ mutual interest for the Company to provide luminaries, universities and dental schools, clinical studies and research sites within the Territory (collectively, “Schools”) with Waterlase MD laser systems for marketing, regulatory and/or research purposes (“Investment Units”) at a price per system ranging from **** to **** (the “Maximum Direct Amount”). In the event that the Company determines to provide any Investment Unit to a School for any amount up to the Maximum Direct Amount, the Company may provide such Investment Unit directly to the School and the Company shall invoice the School (if applicable) for the Investment Unit directly and for its own account. In such event, the terms and conditions of this Agreement shall not apply to such Investment Unit. From time to time as reasonably requested by Distributor, the Company shall provide Distributor with updated reports regarding the placement of any such Investment Units.

In addition, to the foregoing, in the event the Company determines to provide any Investment Unit to a School for an amount (the “Discounted Price”) where (i) such Discounted Price is in excess of the Maximum Direct Amount, and (ii) such Discounted Price less **** is less than the Distributor Purchase Price from the Company for a Waterlase MD laser systems, THEN Distributor shall provide such Investment Unit to the School at the Discounted Price and Distributor shall bill the School directly and for its own account. In such event the Company shall sell such Investment Unit to Distributor for an amount equal to the greater of (i) **** or (ii) the Discounted Price less ****. Except as otherwise provided in this paragraph, the terms and conditions of this Agreement shall apply to such Investment Unit.

The parties further acknowledge and agree that from time to time it may be in the parties’ mutual interest for the Company or Distributor to provide Schools within the Territory with other Systems apart from Waterlase MD laser systems for marketing, regulatory and/or research purposes. In such event, such other Systems shall be provided on the foregoing terms subject to adjustment for System pricing differences but on comparable formulas to those stated above in this Section 5.20.

SECTION 6 – RESTRICTIVE COVENANTS

6.1     Competition, Etc. (A) Except to the extent permitted in the following sentence, neither Distributor nor any of its subsidiaries or Affiliates shall, beginning on the Launch Date and during the Term directly or indirectly (i) sell or distribute to Customers within the Territory dental laser systems or accessories or consumables therefor of any entity other than the Company; provided, however, the parties acknowledge that prior to the Launch Date Distributor sold or distributed laser products of other manufacturers and after the Launch Date Distributor may continue to provide service and support (but not sales or distribution) in respect of any such laser products sold by Distributor prior to the Effective Date; or (ii) sell any services which are competitive with the Company Services with respect to the Products except to the extent otherwise expressly permitted herein. (B) Notwithstanding the foregoing part A, the parties acknowledge and agree that Distributor shall be permitted to sell and distribute during the Term (X) **** (and accessories and consumables therefor) of entities other than the Company, and

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(Y) any dental laser system specifically intended for use in soft-tissue dental procedures if Distributor does not have exclusive distribution rights for the **** Product or any successor Product to the **** Product. **** are defined as ****; and in which ****. Distributor acknowledges that any breach or threatened breach of any provision of this Section 6.1 will cause the Company irreparable injury and damage and that, in addition to any other rights or remedies available to the Company at law or in equity, the Company may proceed against Distributor for temporary, preliminary and/or permanent injunctive relief through appropriate proceedings. Any failure to meet the requirements in part B of this Section 6.1 shall only affect Distributor’s rights with respect to the **** Product or any successor Product to the **** Product.

SECTION 7 – INTELLECTUAL PROPERTY

7.1     License. Subject to the terms and conditions provided herein, during the Term of this Agreement, the Company hereby grants to Distributor a non-exclusive, non-transferable, limited license to use the Company’s trademarks as set forth on Exhibit C attached hereto (the “Licensed Trademarks”). The parties may from time to time mutually agree in writing to update the list of Licensed Trademarks subject to the terms of this Agreement. Distributor shall be authorized and required to use the Licensed Trademarks in connection with Distributor’s advertising and sale of the Products to Customers within the Territory, and shall cause each of its employees, consultants, representatives, and agents (“Distributor’s Representatives”) to use the Licensed Trademarks in connection with the advertising and sale of the Products in a manner consistent with this Agreement. Distributor agrees to affix or maintain, and shall cause its representatives to affix or maintain, the Licensed Trademarks (with the trademark notice) on all advertisements, brochures, manuals, and other materials used in promoting and distributing the Products. Distributor agrees that all references by it or Distributor’s Representatives to the Company, the Licensed Trademarks, and the Products shall be accurate and shall otherwise maintain and foster the name and goodwill of the Company, the Licensed Trademarks, and the Products and shall not confuse, mislead, or deceive the public. Distributor agrees that neither Distributor nor Distributor’s Representatives shall register or incorporate the “BIOLASE” name or the Licensed Trademarks in Distributor’s registered corporate or partnership name or that of any of its subsidiaries or Affiliates. Distributor agrees not to use, without the Company’s prior written consent, the name “BIOLASE” or the Licensed Trademarks (i) on any Products which, prior to resale, have been altered or modified or combined with products not supplied by the Company, or (ii) in any way on or in connection with any non-Company products.

7.2     Intellectual Property. Except to the extent expressly permitted herein or as from time to time consented to in writing by the Company (which consent may be withheld in the Company’s sole and absolute discretion), Distributor shall not use the trade name “BIOLASE”, any other Licensed Trademarks, or any other Non Licensed Trademark as set forth on Exhibit C, in connection with any trade shows, seminars or other training and/or educational programs, either for Distributor’s employees, Customers or others, or in connection with any trade, corporate, or business name. The Company with Distributor’s consent (not to be unreasonably withheld) may from time to time update the list of Non Licensed Trademarks. Distributor agrees that nothing in this Agreement or in connection with Distributor’s performance of this

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement shall give to Distributor any right, title, or interest in any patents, trade secrets, trademarks, service marks, trade names, domain names, copyrights, licenses, artwork, logos, formulas, methods and processes (including, without limitation, the Licensed Trademarks and the Non Licensed Trademarks), and all rights and interests relating thereto currently owned or hereafter developed by the Company, and any new trademarks created during the Term by either or both parties primarily with respect to the Products (collectively the “Intellectual Property”). Such Intellectual Property shall be the exclusive property of the Company. Distributor agrees that it will not directly or indirectly engage in any activity to exploit or commercialize the technology covered by any Intellectual Property, except as specifically permitted in this Agreement. Distributor and/or its Affiliates and subsidiaries will not directly or indirectly commercialize or aid the development of other technologies or products which compete against the Products during the Term.

7.3     Use of Licensed Trademarks. Distributor shall respect and promote the Licensed Trademarks in connection with the distribution of the Products and Distributor’s use of the Licensed Trademarks shall be in accordance with the Company’s guidelines and policies in effect from time to time. Distributor shall maintain the quality control standards and requirements of the Company as presently in effect and as modified from time to time. Distributor shall not remove, alter, obliterate, or conceal the Licensed Trademarks from or on any Products. Distributor will only use the Licensed Trademarks to indicate that the Company is the source of the Products and will not contest the Company’s sole and exclusive ownership of such Licensed Trademarks. Any goodwill or similar rights accruing from Distributor’s use of the Licensed Trademarks or otherwise, shall inure to the benefit of the Company. Except as expressly authorized herein or as may otherwise be agreed to in writing by the Company and Distributor, Distributor shall not use or authorize others to use the Licensed Trademarks in connection with the provision of any services, including but not limited to any services provided at any laser training institute or laser service center or similar training or service business. Distributor shall not, in connection with the distribution of the Products and provision of services contemplated by this Agreement or in the conduct of any other business, use trademarks or trade names confusingly similar to any of the Licensed Trademarks or the Non Licensed Trademarks. Upon the Company’s written request, Distributor shall execute and file with the appropriate regulatory agencies such documents as the Company requires to insure that any goodwill or similar rights occurring will inure to the benefit of the Company.

7.4     Domain Names. Distributor acknowledges that the Company owns the domain name www.biolase.com as well as any additional domain names set forth on Exhibit A (collectively, the “Domain Names”). The Company grants Distributor the right to provide, at its own website, a link to any of the websites associated with the Domain Names, as long as the link is clearly and prominently identified as being a means of accessing a website owned and operated by the Company and as long as Distributor complies with all of the Company’s reasonable guidelines and policies in effect from time to time with respect to links to such websites.

7.5     Product Certifications. Distributor acknowledges that the Company owns any and all rights to market Products in each respective international market. To the extent Distributor obtains certifications, registrations and approvals for the Company to market the Products into

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

foreign markets outside the United States of America which comprise a portion of the Territory, Distributor hereby acknowledges that it is only acting as an agent to facilitate and expedite the process of obtaining such certifications, registrations and approvals for the Company. Any and all such certifications, registrations and approvals shall be transferred under the Company’s name. In the event any such certifications, registrations and approvals are at any time under Distributor’s name, then Distributor agrees to transfer such certifications, registrations and approvals under the Company’s name. In addition, the Company is hereby authorized to act as Distributor’s agent to transfer any and all such certifications, registrations and approvals under the Company’s name.

7.6     Product Damage. Distributor shall notify the Company in writing within **** should any damage occur to Products while in the possession of Distributor by such occurrences as fire or flood. In order to preserve the quality and integrity of the Licensed Trademarks, before disposing of any such damaged Products, whether according to the terms of Distributor’s insurance policies or otherwise, all Licensed Trademarks must be removed from the packages and containers.

7.7     Infringement Notice. Distributor shall give prompt written notice to the Company upon actual discovery thereof by Distributor of any potential infringement of or potential conflict with the Intellectual Property by any person or entity, and the Company shall take such steps as it deems necessary to protect the Intellectual Property.

7.8     Audit Rights. Distributor shall permit the Company to verify compliance with the Company’s Intellectual Property guidelines and quality standards, permit reasonable inspection of Licensee’s operation, and supply the Company with specimens of all uses of the Licensed Trademarks and any other Intellectual Property of the Company.

7.9     Domain Name Audit Rights. The Company or its authorized representative shall have the right, upon reasonable advance notice, to audit and inspect information regarding Distributor’s use of a link to the Domain Name and the operation of Distributor’s website, in order to verify compliance with the terms of this Agreement.

7.10     Injunctive Relief. Distributor acknowledges that any breach or threatened breach of any provision of this Section 7 will cause the Company irreparable injury and damage and that, in addition to any other rights or remedies available to the Company at law or in equity, the Company may proceed against Distributor for temporary, preliminary and/or permanent injunctive relief through appropriate proceedings.

SECTION 8 – TERM & TERMINATION

8.1     Term. Unless earlier terminated as provided herein, this Agreement shall commence on the Effective Date and shall end on the date which is three (3) years after Launch Date unless (i) extended for an additional three (3) years pursuant to the exercise of the Initial Extension Option pursuant to Section 8.2 below (the effective date of such extension being the “First Extension Date”), (ii) extended for additional three (3) year increments pursuant to the exercise of one or more Additional Extension Options pursuant to Section 8.3 below, or (iii)

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shortened pursuant to the exercise of the Buy Back Option pursuant to Section 2.3 above (the foregoing term of this Agreement as extended and/or shortened as above provided shall be herein referred to as the “Term”).

8.2     Initial Extension Option. Distributor shall have an initial option to extend the Term for an additional period of three (3) years (the “Initial Extension Option”). The Initial Extension Option must be exercised by providing to the Company an irrevocable written notice of the election to exercise the Initial Extension Option at least **** prior to the end of the existing Term. Upon the First Extension Date and as a condition precedent to the effectiveness of such extension, Distributor shall pay to the Company the sum of Five Million Dollars (US$ 5,000,000) as an additional license fee (“Additional License Fee”). Such Additional License Fee shall be deemed fully earned upon receipt and non refundable except as provided above in Section 2.3 and below in this Section 8.2. Notwithstanding the foregoing, Distributor shall not be permitted to exercise the Initial Extension Option if at the First Extension Date there exists a material uncured breach of any material provision of this Agreement on the part of Distributor, or if at any time during the existing Term Distributor shall have failed to satisfy the Minimum Purchase Requirements as set forth on Exhibit A hereto in any given Period (collectively, “Option Breaches”). In addition, if an Option Breach occurs after the date of Distributor’s exercise of the Initial Extension Option but prior to the date of the extension of the Term pursuant to the Initial Extension Option then the Company, in its sole discretion, shall have the option to refuse to permit the Term to be extended whereupon the Company shall return the Additional License Fee to Distributor. Unless the Initial Extension Option is exercised as provided in this Section 8.2 it shall lapse and the Term shall not be extended.

8.3     Additional Extension Options. Provided that Distributor shall have exercised the Initial Extension Option and the Term shall have been extended as provided in Section 8.2 and a Buy Back Option with respect to the Second Review Period shall not have been exercised as provided in Section 2.3, then Distributor shall have additional extension options to extend the Term for additional periods of three (3) years each (the “Additional Extension Options”). Any Additional Extension Option must be exercised by providing to the Company written notice of the election to exercise such Additional Extension Option at least one hundred twenty (120) days prior to the end of the existing Term and shall only be effective if the parties can mutually agree, on a good faith basis, as to the purchase price for Products and Purchased Services and Minimum Purchase Requirements with respect to each Period of such extended period of the Term. Notwithstanding the foregoing, Distributor shall not be permitted to exercise any Additional Extension Option if at any time during the existing Term any Option Breaches occurred. The Minimum Purchase Requirements with respect to the partial calendar year in which the existing Term ends shall be pro rated on a straight line basis for the purpose of calculating whether Distributor failed to satisfy the Minimum Purchase Requirements in determining whether any Option Breaches occurred. In addition, if an Option Breach occurs after the date of Distributor’s exercise of such Additional Extension Option but prior to the date of the extension of the Term pursuant to such Additional Extension Option then the Company, in its sole discretion, shall have the option to refuse to permit the Term to be extended. Unless an Additional Extension Option is exercised as provided in this Section 8.3, such Additional Extension Option shall lapse and the Term shall not be extended.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.4     Company’s Termination.

8.4.1     In addition to any other termination rights set forth herein, the Company may terminate this Agreement upon **** written notice to Distributor if any of the following events occurs and is not cured within such **** notice period:

8.4.1.1     Distributor fails to pay on the date due for any Products or Purchased Services invoiced to Distributor;

8.4.1.2     Distributor materially breaches or fails to perform any material provision of this Agreement; or

8.4.2     This Agreement shall immediately and automatically terminate, with written notice, in the event: Distributor ceases to exist as a business entity or otherwise terminates or significantly limits its business operations; Distributor is insolvent or unable to pay its debts as they mature in the ordinary course of business; any bankruptcy or insolvency court order, voluntary or involuntary, is made against Distributor; any receiver is appointed for Distributor or its assets, with or without its consent; or Distributor shall have made an assignment for the benefit of creditors.

8.5     Distributor’s Termination. In addition to any other termination rights set forth herein, Distributor may terminate this Agreement upon **** written notice to the Company if any of the following events occurs and is not cured within such **** notice period:

8.5.1     The Company improperly fails to pay any amounts due to Distributor;

8.5.2     The Company materially breaches or fails to perform any material provision of this Agreement; or

8.5.3     The Company ceases to exist as a business entity or otherwise terminates or significantly limits its business operations; the Company is insolvent or unable to pay its debts as they mature in the ordinary course of business; any bankruptcy or insolvency court order, voluntary or involuntary, is made against the Company; or any receiver is appointed for the Company or its assets, with or without its consent; or the Company shall have made an assignment for the benefit of creditors.

8.6     Consequences of Termination. Upon termination, cancellation, or expiration of this Agreement for any reason:

8.6.1     All sums owing to the Company or to Distributor under this Agreement or any orders placed pursuant to Section 2.1 hereof will become immediately due and payable. Distributor shall immediately pay all amounts owed to the Company, in accordance with the provisions of this Agreement and the Company shall immediately pay all amounts owed to the Distributor.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.6.2     Distributor shall cease all sales and promotion of the Products; provided, however, Distributor shall have the right to continue to sell its remaining inventory of Products after the date of termination in the event the Company does not exercise its option to repurchase such Products pursuant to Section 8.6.7 below. Such sale by Distributor shall otherwise be subject to the terms and conditions set forth in this Agreement (including, without limitation, the right to use the Trademarks in respect of such sale), notwithstanding the termination hereof.

8.6.3     Distributor shall immediately cease using the Licensed Trademarks, together with any and all Intellectual Property which the Company otherwise expressly permitted Distributor to use pursuant to the terms of this Agreement, except as permitted by Section 8.6.2 above.

8.6.4     Distributor shall not thereafter directly or indirectly hold itself out as a distributor of or as otherwise having any connection with the Company or its Products.

8.6.5     Each party shall immediately return the other party’s Confidential Information to such party.

8.6.6     The Company reserves the right, in its sole discretion, to accept, in whole or part, Distributor’s orders (on cash in advance or C.O.D. or on such other terms as it considers advisable, in the event the Company is the party giving such notice of termination) after notice of termination of this Agreement has been given or after any termination (automatic or otherwise) of this Agreement. The Company’s acceptance of any such orders shall not affect revival or renewal of this Agreement or constitute a waiver of such termination. In addition, in the event the Company is the party giving such notice of termination, the Company may, in its sole discretion, (i) require Distributor pay to the Company cash in advance prior to shipping any Products to Distributor pursuant to Distributor’s orders accepted prior to such notice of termination or (ii) stop in transit and take possession of any Products shipped to Distributor prior to such notice of termination unless Distributor immediately pays to the Company in cash any amounts owing to the Company in respect of such shipments or otherwise makes financial arrangements satisfactory to the Company, in its sole discretion.

8.6.7     The Company shall have the right, at its option, to repurchase all or part of Distributor’s inventory of Products at the actual price paid by Distributor less **** for handling.

8.6.8     The terms of this Agreement which by their nature would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive such termination, cancellation, or expiration. Such terms include, by way of illustration only and not limitation, Sections 2.5, 2.6, 5.14, 5.16, 5.17, 5.18, 7.2, 7.4, 7.5, 7.10, 8.6, and 8.7, all of Sections 4 and 9 and the last sentence of Section 7.1.

8.7         No Damages for Termination. NEITHER THE COMPANY NOR DISTRIBUTOR SHALL BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION 8. Distributor acknowledges and agrees that Distributor has no expectation

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and has received no assurances that its business relationship with the Company will continue beyond the stated term of this Agreement or its earlier termination, that any investment by Distributor in the distributorship contemplated by this Agreement or the Products will be recovered or recouped, or that Distributor shall obtain any anticipated amount of profits by virtue of this Agreement.

SECTION 9 – MISCELLANEOUS PROVISIONS

9.1     Indemnification.

9.1(A)     Indemnification by Company. The Company agrees to fully defend, indemnify and hold the Distributor and Distributor’s subsidiaries, Affiliates, agents, and employees (collectively, “Distributor Parties”) harmless from any and all claims, demands, damages, liabilities, costs or expenses, including reasonable attorney’s fees (collectively, “Claims”) arising out of (a) any personal or bodily injury or damage to or destruction of property (but excluding damage to the Product itself) or product recall arising out of or relating to the manufacture, testing, function, design, defects, use or operation of the Products; provided however, the foregoing shall not apply to Distributor Defects (as hereinafter defined), (b) any claim of trademark, trade dress, trade secret, copyright, patent or other intellectual property infringement arising out of the Distributor’s distribution of the Products pursuant to the terms of this Agreement; provided however, the foregoing shall not apply to Distributor Infringement (as hereinafter defined) , (c) a breach of any representation, warranty, covenant or obligation of this Agreement by the Company, (d) the negligent or intentional acts or omissions of the Company and the Company’s subsidiaries, Affiliates, agents, and employees (collectively, “Company Parties”) and/or (e) any claim of a Customer of Distributor with respect to Warranty/Contract Defects.

9.1(B)     Indemnification by Distributor. Distributor agrees to fully defend, indemnify and hold the Company Parties harmless from any and all Claims arising out of (a) any personal or bodily injury or damage to or destruction of property or product recall arising out of or relating to the Products resulting from any actions or inactions of the Distributor Parties (herein a “Distributor Defect”), (b) any claim of trademark, trade dress, trade secret, copyright, patent or other intellectual property infringement arising out of (i) the Distributor’s use of the Licensed Trademarks other than pursuant to the terms of this Agreement, or (ii) the Distributor’s use of any other patents, trade secrets, trademarks, service marks, trade names, or other intellectual property rights that were not supplied by the Company (collectively, herein “Distributor Infringement”) , (c) a breach of any representation, warranty, covenant or obligation of this Agreement by Distributor and/or (d) the negligent or intentional acts or omissions of the Distributor Parties.

9.1(C)     Notwithstanding anything to the contrary herein, Distributor shall not be liable to the Company Parties and the Company shall not be liable to the Distributor Parties for any incidental, consequential or special damages or any other indirect losses or damages arising out of this Agreement, the delivery or the failure to deliver the Products, the performance of the Company Services, or any breach of this Agreement, whether in an action for or arising out of breach of contract, tort, or any other cause of action; provided, however, the foregoing limitation

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall not apply to any third party’s claim for direct, indirect, incidental or consequential damages that is otherwise subject to indemnification pursuant to this Section 9.1.

9.2     Confidentiality. The parties hereto covenant and agree that they will keep the terms of this Agreement confidential and that they will not hereafter disclose the terms of this Agreement to anyone, except that they may make such disclosures as are required by law which are necessary for legitimate law enforcement or compliance purposes, or which are necessary in the preparation of tax returns. In addition, both parties may publicly announce that Distributor is the exclusive distributor for the Products in the Territory; provided, however, each party must approve in advance the content of any press releases, such approval not to be unreasonably withheld.

9.3     Nondisparagement. Distributor covenants and agrees that the Distributor Parties shall not during the Term, directly or indirectly, say or do anything disparaging about, or take any action injurious to the business interests or reputation of the Company Parties, including, without limitation, any disparagement of any of their products or services. Distributor covenants and agrees that the Distributor Parties shall not during the Term encourage, assist or induce others to say or do anything disparaging about, or take any action injurious to the business interests or reputation of the Company Parties, including, without limitation, any disparagement of any of their products or services. Company covenants and agrees that the Company Parties shall not during the Term, directly or indirectly, say or do anything disparaging about, or take any action injurious to the business interests or reputation of the Distributor Parties, including, without limitation, any disparagement of any of their products or services. Company covenants and agrees that the Company Parties shall not during the Term encourage, assist or induce others to say or do anything disparaging about, or take any action injurious to the business interests or reputation of the Distributor Parties, including, without limitation, any disparagement of any of their products or services.

9.4     Governing Law, Arbitration. This Agreement (and any other documents referred to herein) shall in all respects be interpreted, enforced and governed by the United States and the State of California applicable to instruments, persons and transactions which have legal contacts and relationships solely within the State of California, without regard to rules concerning choice of law; provided, however, that the Federal Arbitration Act of the United States shall govern issues as to arbitrability. If a dispute arises in connection with or relating to this Agreement and the parties are unable to resolve it within **** calendar days through direct negotiations, the dispute shall be referred to final and binding arbitration to be held in Chicago, Illinois, U.S.A. in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall make the final determination as to any discovery disputes between the parties and may impose sanctions in their discretion to enforce compliance with discovery obligations. The award of the arbitrator(s) shall be final and binding upon the parties hereto and may be enforced by any court of competent jurisdiction. Each party shall bear their own attorneys’ fees, costs and necessary disbursements incurred in connection with said arbitration; provided, however, the successful party prevailing in any such arbitration shall be entitled to recover from the unsuccessful party the successfully party’s share of the costs and charges of the arbitrator(s) incurred in connection with said arbitration. Notwithstanding the provisions of this Section, the parties may, in addition to any other remedies available to it under this Agreement, bring an

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

action in any court of competent jurisdiction for injunctive relief pending the settlement or arbitration of the dispute and may have entered an appropriate temporary restraining order or preliminary injunction without being required to post bond or other security or to offer proof of monetary damages. The inclusion of this provision shall not be construed to deny appropriate equitable relief in arbitration in any other situation in which the circumstances justify such relief.

9.5     United Nations Convention. In accordance with Article 7 thereof, the parties hereto agree that the rights and obligations of each party under this Agreement shall not be governed by any of the provisions of the United Nations Convention on Contracts for the International Sale of Goods.

9.6     Force Majeure. The parties shall not be liable for any delay or failure of the obligation hereunder (other than payment of amounts due), in whole or in part, for any causes beyond the reasonable control of the parties including, but not limited to, government orders or requirements, transportation or equipment breakdowns, computer or telecommunications failures or delays, labor or material shortages, supplier defaults or delays, strikes, lockouts or other labor disputes, floods, fires, earthquakes, Acts of God, war, riot, civil disturbance, acts of terror, or other force majeure.

9.7     No Representations. Distributor represents and acknowledges that it is relying solely on its own judgment, including its own estimate of the market for Products within the Territory, in entering into this Agreement, and that the Company has made no written or verbal representations or warranties, either express or implied, regarding the subject matter hereof, including, without limitation, the duration of the distributorship arrangement and any selling representation created hereby, the circumstances under which this Agreement shall or may be terminated, the size of the market for Products within the Territory or the amount of profits which Distributor will, could or might expect to receive hereunder.

9.8     Investigation. Each party acknowledges that it has had adequate opportunity to make whatever investigation or inquiry it deems necessary or desirable in connection with the subject matter of this Agreement prior to the execution hereof. Each party further acknowledges that it has read and understands each provision of this Agreement.

9.9     Assignment. Except as otherwise expressly set forth in this Agreement, neither this Agreement nor any rights or obligations hereunder shall be assignable or transferable by either party without the prior written consent of the party, which may be granted or withheld in such other party’s sole and absolute discretion. Notwithstanding the foregoing, in the event that either party (the “Transferor”) sells, transfers or assigns all or substantially all of its assets to a third party then, as a condition of such sale, transfer or assignment, the Transferor shall ensure that all of its rights and obligations arising under this Agreement are transferred to and assumed by such third party.

9.10     Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Either party may execute the Agreement by the delivery of a facsimile signature, which signature shall have the same force and effect as an original

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

signature. Any party which delivers a facsimile signature shall promptly thereafter deliver an originally executed signature to the other party; provided, however, that the failure to deliver an original signature shall not affect the validity of any signature delivered by facsimile.

9.11     Notices. Any notice provided for by this Agreement shall be in writing and shall be deemed effective (i) upon personal delivery, or (ii) three business days following delivery to an international overnight or two-day courier service (DHL, etc.), or five business days following mailing by prepaid registered mail, or certified mail, return receipt requested. Notices shall be delivered to the parties as their addresses appear herein, but each party may change its address by written notice in accordance with this Section.

9.12     Entire Agreement. This Agreement and the Exhibits attached hereto (which are incorporated herein by this reference and which form a part of this Agreement) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supercede all previous negotiations, agreements or understandings (oral or written) between the parties hereto and thereto, including without limitation, that certain Proposed Terms for a Distribution Agreement between the parties dated July 25, 2006.

9.13     Amendments and Modifications. This Agreement may only be amended or modified by a writing expressly referring to this Agreement and signed by an authorized representative of both parties hereto; no purported oral amendment or waiver of any term or provision of this Agreement shall be effective.

9.14     No Third Party Rights. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights or remedies under or by reason of this Agreement.

9.15     Severability. In the event that any provision of this Agreement shall be deemed illegal or unenforceable under applicable law, the remaining provisions of this Agreement shall not be affected thereby and each provision shall be enforced to the maximum permissible extent.

9.16     Headings. The headings of this Agreement are for convenience only and shall not be used in construing its terms.

9.17     Waiver. The failure of either party to strictly enforce any provision hereof shall not be construed as a waiver of such provision or affect the right of such party thereafter to enforce such provision or any other provision.

9.18     Conflicting Terms. The terms and conditions of this Agreement shall control and prevail over any contrary terms or provisions in purchase orders, invoices or other documents.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

“DISTRIBUTOR”		“COMPANY”

HENRY SCHEIN, INC.		BIOLASE TECHNOLOGY, INC.

By:	/s/ Brian S. Watson	By:	/s/ Jeffrey W. Jones
	Brian S. Watson		Jeffrey W. Jones
	Vice President, Strategic and Business Planning		President and Chief Executive Officer
	135 Duryea Road		4 Cromwell
	Melville, NY 11747		Irvine, CA 92618

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

Minimum Purchase Requirements for Systems

“Period”	Aggregate Purchases of Systems

For purposes of Section 2.3, 8.2 and 8.3

****	US$ ****

****	US$ ****

****	US$ **** *

****	US$ **** *

*	denotes the Minimum Purchase Requirements if the Term is extended pursuant to the provisions of the Initial Extension Option.

For purposes of calculating System Purchase Incentives

****	US$ ****

****	US$ ****

****	US$ ****

****	US$ ****

****	US$ ****

****	US$ ****

****	US$ ****

“Aggregate Purchases of Systems” as used above shall mean the aggregate invoice price paid by Distributor to the Company for Systems (but not accessories or consumables therefor) purchased pursuant to this Agreement during the applicable Period, and not including freight, duties, taxes and any other handling charges. In addition, for the purpose of calculating the Minimum Purchase Requirements for the Period from ****, Distributor shall be given credit for sales of Products by the Company, solely relating to Participating Orders, to Customers within the Territory during the period from the Effective Date through the Launch Date; provided, however, the sales price of the particular Products for such purpose shall be adjusted to the Distributor Purchase Price set forth in Initial Systems distributor prices below rather than the actual sales prices of those Products to Customers. Additionally, for the purpose of calculating the Minimum Purchase Requirements for the Period from ****, Distributor shall be given credit for sales of Products by the Distributor to Customers within the Territory during the period from the Effective Date through the Launch Date; provided, however, the sales price of the particular Products for such purpose shall be adjusted to

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the Distributor Purchase Price set forth in Initial Systems distributor prices below rather than the actual sales prices of those Products to Customers.

For the avoidance of doubt, it is the Parties’ intention that for purposes of determining Aggregate Purchases of Systems during the Period from the Effective Date through the Launch Date, the only sales made by Company to be excluded are those orders that are not Participating orders and which are shipped and invoiced to Customer by Company in August 2006.

For purposes of achieving the Minimum Purchase Requirements, Distributor shall be given credit for any Systems invoiced by the Company within the applicable Period of calculation; provided however, in event Distributor fails to pay such invoice on the date due then Distributor shall not be given credit for such Systems until the Company has received full payment therefor. Distributor shall also be given credit with respect to Minimum Purchase Requirements for any Systems ordered by Distributor during the last month of an applicable Period of calculation but not invoiced by the Company within the applicable Period, provided however, that such credit shall be limited to **** of the Minimum Purchase Requirement for the applicable Period. In addition, it should be noted that the Minimum Purchase Requirements may be subject to adjustment pursuant to Section 1.2 of the Agreement.

Distributor Price for Products and Company Services and Applicable Discounts

Initial Systems distributor prices:

	MSRP on Launch Date		Distributor Discount	Distributor Purchase Price

Waterlase MD	$	****	****	$	****

Waterlase YSGG		****	****		****

****		****	****		****

LaserSmile		****	****		****

DioLase Plus		****	****		****

Prices for Products and Services other than Systems:

Part Number	Part Description	Diameter (um)	Length (mm)	Quantity	MSRP	Distributor Discount	Distributor Purch Price
CONSUMABLES
WATERLASE MD TIPS
Laser Tips

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Part Number	Part Description	Diameter (um)	Length (mm)	Quantity	MSRP		Distributor Discount	Distributor Purch Price
****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Part Number	Part Description	Diameter (um)	Length (mm)	Quantity	MSRP		Distributor Discount	Distributor Purch Price
Tip Combo Packs

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

Miscellaneous Item

****	****			****	$	****	****	$	****

WATERLASE YSGG TIPS

Laser Tips

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Part Number	Part Description	Diameter (um)	Length (mm)	Quantity	MSRP		Distributor Discount	Distributor Purch Price

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

****	****	****	****	****	$	****	****	$	****

Tip Combo Packs

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

Miscellaneous Item

****	****			****	$	****	****	$	****

LASERSMILE / DIOLASE PLUS

LaserSmile Items

****	****			****	$	****	****	$	****

****	****	****		****	$	****	****	$	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Part Number	Part Description	Diameter (um)	Length (mm)	Quantity	MSRP		Distributor Discount	Distributor Purch Price

*** *	****	****		****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

Diolase Plus Items

****	****	****		****	$	****	****	$	****

****	****	****		****	$	****	****	$	****

LaserSmile / Diolase Plus Items

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

****	****			****	$	****	****	$	****

REPAIR PARTS

WATERLASE MD DELIVERY SYSTEM

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Part Number	Part Description	Diameter (um)	Length (mm)	Quantity	MSRP		Distributor Discount	Distributor Purch Price

WATERLASE YSGG DELIVERY SYSTEM

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

****	****				$	****	****	$	****

SERVICE CONTRACTS

	****				$	****	****	$	****

	****				$	****	****	$	****

	****				$	****	****	$	****

	****				$	****	****	$	****

	****				$	****	****	$	****

	****				$	****	****	$	****

LABOR SERVICE CHARGE

	Non-warranty				$	****

TRAINING
	Certification Training Course (CTC)				$	****	****	$	****

**** per calendar year beginning in 2007, Company shall have the option to modify the Distributor Purchase Price. The Distributor Purchase Price shall be calculated based upon the following formula: (i) the MSRP at the modification date for the applicable System, MULTIPLIED BY (ii) **** MINUS the Distributor Discount stated in the above table.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The System Purchase Incentives will be calculated using the applicable System Purchase Incentive Percentage established based on the Aggregate Purchases of Systems in the prior Period. The applicable System Purchase Incentive Percentage shall be determined as set forth below:

Period	Aggregate Purchases of Systems	System Purchase Incentive Percentage Applicable to Subsequent Period
****	Greater than US $****	****
Greater than $**** and less than or equal to
	US $****	****
	Less than or equal to US $****	****

****	Growth Factor greater than ****	****
Growth Factor greater than **** and
	less than or equal to ****	****
	Growth Factor less than or equal to ****	****

****	Growth Factor greater than ****	****
Growth Factor greater than **** and
	less than or equal to ****	****
	Growth Factor less than or equal to ****	****

****	Growth Factor greater than ****	****
Growth Factor greater than **** and
	less than or equal to ****	****
	Growth Factor less than or equal to ****	****

****	Growth Factor greater than ****	****
Growth Factor greater than **** and
	less than or equal to ****	****
	Growth Factor less than or equal to ****	****

“Aggregate Purchases of Systems” as used above shall mean the aggregate invoice price paid by Distributor to the Company for Systems (but not accessories or consumables therefor) purchased pursuant to this Agreement during the applicable Period, and not including freight, duties, taxes and any other handling charges.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Growth Factor” as used above shall mean the percentage growth in (A) Aggregate Purchases of Systems by Distributor in such Period less System Purchase Incentives earned in such Period, over (B) Aggregate Purchases of Systems in the immediately preceding Period less System Purchase Incentives earned in such immediately preceding Period.

For the avoidance of doubt, Growth Factors shall only be calculated if Aggregate Purchases of Systems by Distributor in such Period, less System Purchase Incentives earned in such Period, equal or exceed the amount which is **** greater than the Minimum Purchase Requirement for such Period.

Market Share Loss Formula Example

Market Share Loss Factor:

Combined Licensee market share: ****

Present **** Licensees’ market share: ****

Calculation (“Market Share Loss Factor”): ****

Purchase Commitment Adjustment:

Total U.S. **** dental laser market: $****

COMPANY market share threshold: ****

Calculation: ****

Current Period’s Minimum Purchase Commitment reduced by $****

Market Share Refund Formula Example

The Market Share Refund Formula: The formula shall be calculated for each period outlined in Sec 1.5 in the following method:

•	Market Share Loss Factor multiplied by the License Fee amortization for each Period based on the following amortization schedule:

•	**** = $****

•	**** = $****

•	**** = $****

•	**** = $****

•	**** = $****

•	**** = $****

•	**** = $****

Example:

Amortization for Period = $****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Market Share Loss Factor = ****

Refund for Period: ****

Excluded Terms pursuant to Section 2.3

The following terms of the Agreement shall be excluded from the remaining **** period of the Agreement in the event that Company exercises its Buy Back Option pursuant to Section 2.3:

•	Distributor shall not be entitled to any right of first refusal with respect to Section 1.2;

•	Distributor shall not be entitled to any refunds of License Fees pursuant to Section 1.5;

•	No further Minimum Purchase Requirements pursuant to Section 2.3 shall apply;

•	System Purchase Incentives pursuant to Section 2.7 shall no longer be paid;

•	Section 8.1 is modified as set forth in Section 2.3;

•	Section 5.1, except Section 5.1 (viii), shall no longer apply;

•	Section 5.2 shall no longer apply, except any reporting obligations;

•	Sections 5.4, 5.6, 5.7, 5.8, 5.12, 5.13 and 6.1 shall no longer apply;

•	Sections 8.2 and 8.3 shall no longer apply.

Domain Names

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****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

****

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****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

****

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****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

Licensed Trademarks

****

****

****

****

****

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****

****

Non Licensed Trademarks

****

****

****

****

****

****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.